SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 8, 2007

CHINA IVY SCHOOL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50240	98-0338263
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Anlian Building, Suite #A 1501,

Futian District, Shenzhen, China

Address of principal executive offices

Registrant’s telephone number:  (852) 2511-1665

Claremont Technologies Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 8, 2007, we changed our name from Claremont Technologies Corp. to China Ivy School, Inc., by filing a Certificate of Amendment to Articles of Incorporation with the Secretary of State of Nevada.  Except for the change in our name, the Certificate of Amendment to Articles of Incorporation did not alter any other provision of our Articles of Incorporation.  Our Board of Directors and shareholders approved our name change.  Our shareholders may continue to make sales or transfers using stock certificates which have our old name imprinted on them.

In addition, we have been advised by the NASD that, as of January 9, 2007, the trading symbol for our common stock on the OTC Bulletin Board will be changed from “CLMN” to “CIVY”.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit 3.1

Registrant’s Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 2006

CHINA IVY SCHOOL, INC.

By:  /s/ Yongqi Zhu__________

Yongqi Zhu,

Chief Executive Officer

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